UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2021

Omega Alpha SPAC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39840	98-1566615
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Boylston Street, Suite 1111 Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 502-6530

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	OMEG	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 6, 2021, the Registration Statement on Form S-1 (File No. 333-251551) and the Registration Statement on Form S-1 MEF (File No. 333-251930) (together, the “Registration Statement”) relating to the initial public offering (the “IPO”) of Omega Alpha SPAC (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On January 11, 2021, the Company consummated its IPO of 13,800,000 Class A ordinary shares, $0.0001 par value per share (the “Public Shares”), which included the full exercise of the underwriters’ option to purchase an additional 1,800,000 Public Shares at the initial public offering price to cover over-allotments. The Public Shares were sold at a price of $10.00 per Public Share, generating gross proceeds of $138,000,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated January 6, 2021, among the Company, Jefferies LLC and Morgan Stanley & Co. LLC, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	an Investment Management Trust Agreement, dated January 6, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated January 6, 2021, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Private Placement Shares Purchase Agreement, dated January 6, 2021 (the “Private Placement Shares Purchase Agreement”), between the Company and Omega Alpha Management (the “Sponsor”), pursuant to which the Sponsor purchased an aggregate of 501,000 private placement shares (the “Private Placement Shares”), with each Private Placement Share consisting of one Class A Ordinary Share;

•	a Letter Agreement, dated January 6, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3 and 10.4, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Public Shares, the Company consummated the private placement of an aggregate of 501,000 Private Placement Shares at a price of $10.00 per Private Placement Share, generating gross proceeds of $5,010,000 (the “Private Placement”).

The Private Placement Shares are substantially similar to the Public Shares, except (a) they will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (b) the Private Placement Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and will become freely tradable only after the expiration of the 180-day lockup described above in the Letter Agreement and they are registered pursuant to the Registration and Shareholder Rights Agreement or an exemption from registration is available, and the restrictions described above in clause (a) have expired.

Item 5.03.	Amendments to Memorandum and Articles of Association.

Effective January 6, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

Of the net proceeds from the IPO and the Private Placement, a total of $138,000,000 was deposited in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, the proceeds from the IPO and the sale of the Private Placement Shares held in the trust account will not be released from the trust account (1) to the Company until the completion of its initial business combination or (2) to the Company’s public shareholders, until the earliest of: (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, subject to certain limitations, (b) the redemption of any public shares properly tendered in connection with a (i) shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights of holders of the Company’s Class A ordinary shares or pre-initial business combination activity and (c) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On	January 6, 2021, the Company issued a press release in connection with its IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, by and among the Company, Jefferies LLC and Morgan Stanley & Co. LLC as representatives of the underwriters.

3.1.	Amended and Restated Memorandum and Articles of Association.

10.1	Investment Management Trust Agreement, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Shareholder Rights Agreement, by and among the Company, the Sponsor and the Holders signatory thereto.

10.3	Private Placement Shares Purchase Agreement, between the Company and the Sponsor.

10.4	Letter Agreement, by and among the Company, the Sponsor and each director and officer of the Company.

99.1	Press Release, dated January 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021

OMEGA ALPHA SPAC

By:	/s/ Otello Stampacchia
Name:	Otello Stampacchia
Title:	Chief Executive Officer and Chairman of the Board of Directors